UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 30, 2008

CONVERTED ORGANICS INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33304	204075963
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7A COMMERCIAL WHARF WEST, BOSTON, Massachusetts		02110
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-624-0111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On April 30, 2008, Converted Organics Inc. (the "Company") announced that it is temporarily unable to honor exercises of its Class A warrants (NASDAQ: COINW) and Class B warrants (NASDAQ: COINZ), effective immediately. The Company’s inability to honor those exercises has arisen because the information included in the registration statement that allows for the exercise of those warrants is no longer current.

The Company is preparing a post-effective amendment to that registration statement to update the registration statement. Once that post-effective amendment is filed with the Securities and Exchange Commission and is declared effective, the Company will be in a position to resume honoring the exercise of the Class A and Class B warrants.

In the meantime, trading in the Class A and Class B warrants is not expected to be affected by this action.

See the attached press release relative to this action.

Item 9.01 Financial Statements and Exhibits.

Converted Organics Inc.'s Press Release dated April 30, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERTED ORGANICS INC.

April 30, 2008	By:	/s/ Edward J. Gildea

Name: Edward J. Gildea
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

99.1	Converted Organics Inc.'s Press Release dated April 30, 2008